UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2021

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Poshmark, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39848	27-4827617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

203 Redwood Shores Parkway, 8th Floor

Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 262-4771

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	POSH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2021, Poshmark, Inc. (the “Company”) announced that it had appointed Rodrigo Brumana as the Company’s Chief Financial Officer, effective December 1, 2021. On December 1, 2021, Kapil Agrawal, the Company’s Interim Chief Financial Officer, will transition to serve as Vice President of Finance, Investor Relations and Corporate Development of the Company, a non-executive officer position.

Mr. Brumama, age 47, will join Poshmark from Amazon, Inc., where he has served as CFO of Amazon Private Brands since 2020. From 2018 to 2020, Mr. Brumana served as Chief Financial Officer of OfferUp, Inc. From 2015 to 2018, Mr. Brumana served as Senior Director of Finance at eBay, Inc., where he led finance and analytics for eBay Americas.

The selection of Mr. Brumana as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Brumana and any director or executive officer of the Company, and there are no transactions between Mr. Brumana and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Brumama will receive an annual base salary of $467,000. Mr. Brumana will be eligible to receive a sign-on bonus of $250,000 and a discretionary performance bonus of up to 50% of his annual base salary based on the achievement of certain Company and individual performance goals. The Company will also pay for relocation expenses, not to exceed $100,000. Subject to approval by the Company’s Board of Directors (the “Board”), Mr. Brumana will also receive a restricted stock unit award with a targeted value of $9,200,000 pursuant to the Company’s 2021 Stock Option and Incentive Plan. The foregoing description of Mr. Brumama’s offer letter is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1. Additionally, Mr. Brumana will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

A copy of the press release on November 16, 2021 announcing the appointment is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated November 12, 2021, between Poshmark, Inc. and Rodrigo Brumana
99.1	Press Release dated November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poshmark, Inc.

Date: November 16, 2021	By:	/s/ Manish Chandra
Manish Chandra
Chief Executive Officer